 As filed with the Securities and Exchange Commission on October 27, 2000.

                                                       Registration Nos. 2-84470
                                                                        811-3770
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES
              ACT OF 1933                                        [_]


            Pre-Effective Amendment No.                          [_]


            Post-Effective Amendment No. 30                      [X]

            and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT
              COMPANY ACT OF 1940                                [_]



            Amendment No. 31                                     [X]

                           NUVEEN TAXABLE FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

 333 West Wacker Drive, Chicago, Illinois                 60606
 (Address of Principal Executive Office)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

                                     With copies to:
       Gifford R. Zimmerman, Esq.                   Thomas S. Harman
      Vice President and Secretary            Morgan, Lewis & Bockius LLP
         333 West Wacker Drive                    1800 M Street, N.W.
        Chicago, Illinois 60606                   Washington, DC 20036
 (Name and Address of Agent for Service)

[X] Immediately upon filing pursuant to         [_] on (date) pursuant to para-
    paragraph (b)                                   graph (a)(1)
[_] on pursuant to paragraph (b)                [_] 75 days after filing
[_] 60 days after filing pursuant to                pursuant to paragraph (a)(2)
    paragraph (a)(1)                            [_] on (date) pursuant to para-
                                                    graph (a)(2) of Rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 Supplement Dated October 27, 2000 to the
                       Prospectus Dated February 19, 1999

                               -----------------

                        NUVEEN DIVIDEND AND GROWTH FUND

                           Nuveen Taxable Funds Inc.

                               -----------------

  The Prospectus for the Nuveen Dividend and Growth Fund included as part of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 2-84470) filed with the Securities and Exchange Commission on February 19, 1999, is hereby incorporated by reference as if set forth in full herein.

  As of October 27, 2000, the following changes supplement or amend the infor-mation contained in the Prospectus for the fund dated February 19, 1999.

1.The Board of Directors of the Nuveen Dividend and Growth Fund has recommended closing the fund. As of the close of business on August 31, 2000, the fund was closed to new shareholders. Effective October 31, 2000, Nuveen will begin tak-ing the necessary steps to liquidate any remaining open accounts in the fund. Any unitholders of Nuveen Defined Portfolios who had previously elected rein-vestment of Defined Portfolio distributions into the fund and who have not re-turned a Change Form to Nuveen modifying their election will be deemed to have elected to receive future distributions in cash.

2.Total returns for the fund for the past ten years are summarized in the bar chart below.

                            [BAR CHART APPEARS HERE]
                             Class A Annual Returns
                               1990        (1.4%)
                               1991        10.8%
                               1992         8.5%
                               1993        11.1%
                               1994        (7.2%)
                               1995        26.8%
                               1996         6.5%
                               1997        23.6%
                               1998         8.1%
                               1999        (3.7%)

3.For the ten years ended December 31, 1999, the fund's highest and lowest quarterly returns were 13.24% and (6.63)%, respectively for the calendar quar-ters ended 12/31/97 and 3/31/94.

4.The fund's average annual total returns for the periods ended December 31, 1999 are summarized in the table below.

                                Average Annual Total
                                   Returns for the
                                    Periods Ended
                                  December 31, 1999
                                                ......................
      Class                     1 Year 5 Year 10 Year
     -----------------------------------------------------------------
      Class A                   -9.25% 10.36%  7.19%
     ..............................................................
      Class B                   -7.84% 10.79%  7.18%
     ..............................................................
      Class C                   -4.46% 11.00%  7.13%
     ..............................................................
      Class R                   -3.19% 11.81%  7.89%
     ..............................................................
      LB Aggregate Bond Index*   -.82%  7.73%  7.70%
     ..............................................................
      S&P 500 Index*            21.04% 28.56% 18.21%
     ..............................................................
      Lipper Income Index*       4.85% 13.29% 10.85%
     ..............................................................
      Market Benchmark*          5.46% 13.84%  9.66%
     ..............................................................

     * The table reflects returns of the Lipper Income Index, Leh-man Brothers Aggregate Bond Index, Standard & Poor's 500 Index and a Market Benchmark comprised of a 70% weighting in the LB Aggregate Bond Index and 30% weighting in the S&P 500 Index. Returns assume reinvestment of dividends, but do not include any brokerage commissions or sales charges.

5."Annual Fund Operating Expenses" for the fund are summarized in the table be-low.

      Annual Fund Operating Expenses*
      Paid From Fund Assets
      Share Class                               A       B       C       R
     ------------------------------------------------------------------------
      Management Fees                          0.75%   0.75%   0.75%   0.75%
     ..............................................................
      12b-1 Distribution and Service Fees      0.25%   1.00%   1.00%     --%
     ..............................................................
      Other Expenses                           2.05%   2.88%   2.01%   2.75%
     ------------------------------------------------------------------------
      Total Annual Fund Operating Expenses--
       Gross+                                  3.05%   4.63%   3.76%   3.50%
     ..............................................................
      +After Expense Reimbursements
     ..............................................................
      Expense Reimbursements                  (1.86%) (2.69%) (1.82%) (2.56%)
     ..............................................................
      Total Annual Fund Operating Expenses--
       Net                                     1.19%   1.94%   1.94%   0.94%
     ------------------------------------------------------------------------

     + Net expenses reflect a voluntary expense limitation by the fund's investment adviser above its contractual obligation, that may be modified or discontinued any time.

     * Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equiva-lent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

6.The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

      Share             Redemption                 No Redemption
      Class       A      B      C      R      A      B      C      R
     ------------------------------------------------------------------
       1 Year   $  865 $  847 $  378 $  353 $  865 $  464 $  378 $  353
     ..............................................................
       3 Years  $1,463 $1,688 $1,149 $1,074 $1,463 $1,397 $1,149 $1,074
     ..............................................................
       5 Years  $2,084 $2,435 $1,939 $1,817 $2,084 $2,337 $1,939 $1,817
     ..............................................................
      10 Years  $3,746 $4,400 $4,002 $3,774 $3,746 $4,400 $4,002 $3,774
     ..............................................................

7.The following tables summarize how the fund was invested as of June 30, 2000.

      Portfolio Statistics
      Weighted Average Maturity (Fixed-Income)   15.4 years
     ..............................................................
      Average Duration (Fixed-Income)                  4.42
     ..............................................................
      Average Market Capitalization (Stocks)    $25 billion
     ..............................................................

      Credit Quality
      (Fixed-Income)/1/
      AAA/U.S. Guaranteed  49.3%
     ..............................................................
      AA                    6.5%
     ..............................................................
      A                    10.6%
     ..............................................................
      BBB                  12.4%
     ..............................................................
      NR                    1.7%
     ..............................................................
      Other                19.5%
     ..............................................................

      Top 5 Stock Holdings/2/
      MediaOne Financial Trust III  5.3%
     ..............................................................
      US West, Inc.                 4.5%
     ..............................................................
      Chevron Corporation           4.5%
     ..............................................................
      Duke Energy Corporation       4.5%
     ..............................................................
      The Williams Companies, Inc.  4.4%
     ..............................................................

     /1/ As a percentage of the fund's fixed-income holdings.
      Holdings may vary.

     /2/ As a percentage of the fund's stock holdings. Holdings may vary.

8.Richard A. Huber, the fund's portfolio manager, currently manages investments for six Nuveen-sponsored investment companies.

9.During the fiscal year ended June 30, 2000, the fund did not pay a management fee because Nuveen Advisory Corp. waived the fee.

10.The fund no longer accepts third party checks for the purchase of shares by mail.

11.The fund generally pays redemption proceeds in cash when shares are sold (redeemed). Under unusual conditions that make cash payments unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay bro-kerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale.

12. The following financial highlights amend and replace the information con-tained in the Prospectus for the fund dated February 19, 1999. The information contained in the table is as of June 30, 2000, the fund's most recent fiscal year end, and is excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent public accountants. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual report, write to Nuveen or call
(800) 257-8787.

                       Investment Operations     Loss Distributions                             Ratios/Supplemental Data
                      ------------------------  ---------------------                  -------------------------------------------
                                     Net                                                                           Ratio
                               Realized/                                                                          of Net
                              Unrealized                                                                      Investment
            Beginning     Net    Invest-            Net                Ending           Ending       Ratio of  Income to
                  Net Invest-       ment        Invest-                   Net  Total       Net       Expenses    Average Portfolio
Year Ended      Asset    ment       Gain           ment Capital         Asset Return    Assets     to Average        Net  Turnover
June 30,        Value  Income     (Loss) Total   Income   Gains Total   Value    (a)     (000) Net Assets (b) Assets (b)      Rate
----------------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
 2000        $13.43    $.68     $(1.06)  $(.38)  $(.65)   $--   $(.65) $12.40 (2.75)%  $15,000      1.22%        5.35%      192%
 1999         13.06     .63        .38    1.01    (.64)    --    (.64)  13.43  7.80     18,289      1.35         4.75       109
 1998         11.51     .61       1.57    2.18    (.63)    --    (.63)  13.06 19.32     20,013      1.34         4.93       101
 1997         11.09     .66        .40    1.06    (.64)    --    (.64)  11.51  9.89     20,157       .98         5.97       128
 1996         10.24     .64        .85    1.49    (.64)    --    (.64)  11.09 14.82     25,010       .98         5.82       115
Class B (12/98)
 2000         13.47     .61      (1.09)   (.48)   (.55)    --    (.55)  12.44 (3.53)       700      1.96         4.83       192
 1999 (c)     13.64     .37       (.32)    .05    (.22)    --    (.22)  13.47   .40        180      1.93*        5.59*      109
Class C (7/93)
 2000         13.39     .58      (1.05)   (.47)   (.55)    --    (.55)  12.37 (3.44)     4,700      1.97         4.60       192
 1999         13.03     .54        .37     .91    (.55)    --    (.55)  13.39  7.06      5,416      2.00         4.11       109
 1998         11.49     .55       1.56    2.11    (.57)    --    (.57)  13.03 18.65      5,707      1.89         4.39       101
 1997         11.08     .61        .38     .99    (.58)    --    (.58)  11.49  9.25      5,555      1.53         5.47       128
 1996         10.24     .58        .84    1.42    (.58)    --    (.58)  11.08 14.15      6,302      1.52         5.27       115
Class R (12/98)
 2000         13.48     .74      (1.09)   (.35)   (.68)    --    (.68)  12.45 (2.46)       148       .96         5.87       192
 1999 (c)     13.64     .42       (.30)    .12    (.28)    --    (.28)  13.48   .83         24       .90*        6.39*      109
----------------------------------------------------------------------------------------------------------------------------------

*  Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.19%, 1.94%, 1.94% and .94% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.37%, 4.86%, 4.63% and 5.90% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

      PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE

                 Supplement Dated October 27, 2000 to the
          Statement of Additional Information Dated February 19, 1999

                               ----------------

                        NUVEEN DIVIDEND AND GROWTH FUND

                           Nuveen Taxable Funds Inc.

                               ----------------

  The Statement of Additional Information for the Nuveen Dividend and Growth Fund included as part of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 2-84470) filed with the Securi-ties and Exchange Commission on February 19, 1999, is hereby incorporated by reference as if set forth in full herein.

  As of October 27, 2000, the following changes supplement or amend the infor-mation contained in the Statement of Additional Information for the Fund dated February 19, 1999.

1. The portfolio turnover rates for the 1999 and 2000 fiscal year-ends of the Fund were 109% and 192%, respectively.

2. The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each di-rector during the fiscal year ended June 30, 2000. Each director who is not af-filiated with Nuveen or NAC receives a fee. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve with-out any compensation from the Corporation.

                               Aggregate Compensation
                                  from the Series          Total Compensation
                                of this Corporation     from Corporation and Fund
      Name of Director                  (1)           Complex Paid to Directors (2)
      ----------------         ---------------------- -----------------------------
      Robert P. Bremner.......          $77                      $72,000
      Lawrence H. Brown.......          $82                      $78,000
      Anne E. Impellizzeri....          $77                      $72,000
      Peter R. Sawers.........          $77                      $74,250
      William J. Schneider....          $75                      $70,000
      Judith M. Stockdale.....          $77                      $72,000

--------

(1) The compensation paid (but not including amounts deferred) to the indepen-dent directors for the fiscal year ended June 30, 2000 for services to the Fund.

(2) Based on the compensation paid (including any amounts deferred) to the in-dependent directors for the fiscal year ended June 30, 2000 for services to the open-end and closed-end funds advised by NAC.

3. The following table sets forth the percentage ownership of each person, who, as of October 4, 2000 owns of record and not beneficially, 5% or more of any class of the Fund's shares.

                                                                     Percentage
Class                                    Name and Address of Owner  of Ownership
-----                                   --------------------------- ------------
Class A Shares......................... MLPF&S FOR THE SOLE BENEFIT    39.90%
                                        OF ITS CUSTOMERS
                                        ATTN FUND ADMIN SEC 97117
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE, FL 32246-6484

                                                                     Percentage
Class                                Name and Address of Owner      of Ownership
-----                            ---------------------------------- ------------
Class B Shares.................. PAINEWEBBER FOR THE BENEFIT OF        56.01%
                                 JANE E BUNTING
                                 THE BERTHAM HOUSE
                                 565 HUMPHREY ST APT 102
                                 SWAMPSCOTT, MA 01907-2675

                                 DEAN WITTER REYNOLDS CUST FOR         11.86
                                 DANIEL MARCUS
                                 P.O. BOX 250 CHURCH STREET STATION
                                 NY, NY 10008-0250

                                 MLPF&S FOR THE SOLE BENEFIT            9.64
                                 OF ITS CUSTOMERS
                                 ATTN FUND ADMIN SEC 97117
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE, FL 32246-6484

                                 DB ALEX BROWN LLC                      6.23
                                 FBO 248-17904-14
                                 P.O. BOX 1346
                                 BALTIMORE, MD 21203

                                 SALOMON SMITH BARNEY INC               5.41
                                 00150705558
                                 333 WEST 34TH ST -- 3RD FLOOR
                                 NY, NY 10001

Class C Shares.................. MLPF&S FOR THE SOLE BENEFIT           43.60
                                 OF ITS CUSTOMERS
                                 ATTN FUND ADMIN SEC 97BS1
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE, FL 32246-6484

Class R Shares.................. AMERICAN EXPRESS TRUST CO             46.90
                                 AMER EXP TRUST RET SER PL
                                 C/O PAT BROWN
                                 AXP FINANCIAL CENTER
                                 MINNEAPOLIS, MN 55474

                                 MILTON PFEIFFER                       22.17
                                 AND FRAN PFEIFFER
                                 22 NILES PL
                                 STATEN ISLAND, NY
                                 10314-5026

                                 RICHARD P. BURTEN                     21.52
                                 AND SUMIE K. BURTEN
                                 1102 GALEN DR
                                 CHAMPAIGN, IL 61821-6913



4. For the last three fiscal years, the Fund paid net management fees as fol-lows:

                                                             Year Ended
                                                      -------------------------
                                                      6/30/98  6/30/99 6/30/00
                                                      -------- ------- --------
Management Fees Net of Expense Reimbursement ........ $126,947 $62,870 $    --
Fee Waivers and Expense Reimbursements from the
 adviser............................................. $  2,443 $90,088 $407,103

5. The distribution rates as of June 30, 2000, based on the maximum public of-fering price then in effect for the Fund, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75%, were 5.02% for Class A Shares, 4.58% for Class B Shares, 4.56% for Class C Shares, and 5.59% for Class R Shares.

6. Yield and Total Return Calculations as of June 30, 2000 for the Fund are set forth below:

                                                     Average Annual Total Return
                                          Current    ---------------------------
                                        30 Day Yield One Year Five Year Ten Year
                                        ------------ -------- --------- --------
Class A Shares.........................    5.33%      -8.35%    8.28%    7.45%
Class B Shares.........................    4.90%      -7.23%    8.66%    7.45%
Class C Shares.........................    4.90%      -3.44%    8.87%    7.40%
Class R Shares.........................    5.91%      -2.46%    9.73%    8.18%

--------

7. The minimum initial investment is $3,000 per Fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), $50 through systematic investment plan accounts and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the Fund's transfer agent and performs all sub-ac-counting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under re-investment programs.

8. Set forth below is an example of the method of computing the offering price of the Class A Shares. The example assumes a purchase on June 30, 2000 of Class A Shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the current Prospectus at a price based upon the net asset value of the Class A Shares.

      Net Asset Value per share......................................... $12.40
      Per Share Sales Charge--5.75% of public offering price (6.13% of net asset value per share)....................................... $ 0.76
                                                                         ------
      Per Share Offering Price to the Public............................ $13.16

9. The first bullet point in the section entitled "Reduction or Elimination of Up-Front Sales Charge on Class A Shares" is revised as follows:

Class A Shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1.0 million or more. Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above, up to an additional 0.25% of the purchase amount.

10. The first paragraph of the section entitled "Class R Share Purchase Eligi-bility" is revised and an additional bullet point is added as follows:

Class R Shares are available for single purchases of $10.0 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of in-vestors:

  . any officer, director or bona fide employee of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

11. The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, were as follows:

                                                                     Amount of
                                                                    Compensation
                                                                         on
                                            Amount of     Amount    Redemptions
                                           Underwriting Retained by     and
                                           Commissions    Nuveen    Repurchases
                                           ------------ ----------- ------------
Year Ended 6/30/00........................   $ 4,300      $  600       $1,100
Year Ended 6/30/99........................   $33,600      $4,200       $  100
Year Ended 6/30/98........................   $24,800      $3,200       $  900

12. For the fiscal year ended June 30, 2000, 100% of service fees and distribu-tion fees were paid out as compensation to Authorized Dealers.

                                                        Compensation Incurred to
                                                         Authorized Dealers for
                                                        Year Ended June 30, 2000
                                                        ------------------------
Class A Shares.........................................         $41,179
Class B Shares.........................................         $ 4,048
Class C Shares.........................................         $51,824

                       PLEASE RETAIN FOR FUTURE REFERENCE

                           PART C: OTHER INFORMATION

Item 23. Exhibits.

      (a)(1)   Articles of Incorporation*
         (2)   Amendments approved on October 15, 1987*
         (3)   Articles Supplementary*
         (4)   Articles of Amendment dated June 5, 1992*
         (5)   Articles Supplementary classifying Flagship Short Term
                U.S. Government Fund Stock, Flagship Medium Term U.S.
                Government Fund Stock and Flagship Long Term U.S. Govern-ment Fund Stock*
         (6)   Articles of Amendment dated December 22, 1998.*
      (b)(1)   By-Laws*
         (2)   By-Laws as amended*
         (3)   Amended and Restated By-Laws*
         (4)   Amendment to By-Laws*
      (c)(1)   Form of Certificate of Basic Value Fund Portfolio Stock*
         (2)   Form of Certificate of Plus Fund Portfolio Stock*
         (3)   Form of Certificate of Flagship Utility Income Fund Stock*
         (4)   Form of Certificate of Flagship Short Term U.S. Government
                Fund Stock*
         (5) Form of Certificate of Flagship Medium Term U.S. Govern-ment Fund Stock*
         (6)   Form of Certificate of Flagship Long Term U.S. Government
                Fund Stock*
      (d)(1)   Investment Management Agreement between Flagship Utility
                Income Fund and Nuveen Advisory Corp., dated January 1,
                1997*
         (2)   Renewal of Investment Management Agreement dated May 5,
                1998*
         (3)   Form of Plus Fund Advisory Agreement*
         (4)   Instrument Relating to Typographical Error*
         (5)   Form of Investment Advisory Agreement--Flagship Short Term
                U.S. Government Fund*
         (6)   Form of Investment Advisory Agreement--Flagship Medium
                Term U.S. Government Fund*
         (7)   Form of Investment Advisory Agreement--Flagship Long Term
                U.S. Government Fund*
         (8) Investment Management Agreement between Nuveen Dividend and Growth Fund and Nuveen Advisory Corp., dated December
                31, 1998*
         (9)   Renewal of Investment Management Agreement dated June 1,
                2000.
      (e)(1)   Distribution Agreement between Nuveen Taxable Funds Inc.
                and John Nuveen & Co. Incorporated, dated January 1,
                1997*
         (2)   Renewal of Distribution Agreement dated July 31, 1998*
         (3)   Selling Agreement*
         (4)   Form of Distribution Agreement--Flagship Short Term U.S.
                Government Fund*
         (5)   Form of Distribution Agreement--Flagship Medium Term U.S.
                Government Fund*
         (6)   Form of Distribution Agreement--Flagship Long Term U.S.
                Government Fund*
         (7)   Distribution Agreement between Nuveen Taxable Funds Inc.
                and John Nuveen & Co. Incorporated, dated December 31,
                1998.*
         (8)   Renewal of Distribution Agreement dated July 31, 2000
      (f)      Not applicable

      (g)      Custodian Agreement as amended*
      (h)(1) Transfer Agent and Service Agreement between Nuveen Tax-able Funds Inc. and Chase Global Funds Services Company*
         (2)   Asset Purchase Agreement*
       (i)(1)  Opinion and Consent of Counsel, Morgan, Lewis & Bockius
                LLP
         (2)   Opinion and Consent of Counsel as to Series Stock*
         (3)   Opinion and Consent of Skadden, Arps, Slate, Meagher &
                Flom as to Tax Matters*
         (4)   Opinion and Consent of Counsel as to validity of Flagship
                Short, Medium and Long Term U.S. Government Fund Stock*
      (j) Consent of Arthur Andersen LLP, Independent Public Accoun-tants
      (k)      Not applicable
      (l)      Letter of Understanding relating to initial capital*
     (m)(1)    Distribution Plan*
         (2)   Service Agreement*
         (3) Form of Distribution Plan--Flagship Short Term U.S. Gov-ernment Fund*
         (4) Form of Distribution Plan--Flagship Medium Term U.S. Gov-ernment Fund*
         (5) Form of Distribution Plan--Flagship Long Term U.S. Govern-ment Fund*
         (6) Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of the Fund*
      (n)      Financial Data Schedule*
      (o)      Rule 18f-3 Plan*
     (99)(a)   Original Powers of Attorney for the Directors authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration Statement
     (99)(b)   Certified copy of Resolution of Board of Directors autho-
                rizing the signing of the names of directors and officers on the Registrant's Registration Statement pursuant to power of attorney
     (99)(c)   Code of Ethics and Reporting Requirements

--------
*Previously filed.

Item 24. Persons Controlled by or under Common Control with Registrant.

  Not applicable.

Item 25: Indemnification
  Please see Article IX (S) 1 of the Registrant's By-Laws (Exhibit b) and
Section 2-418 of the Maryland General Corporation Law.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

  Nuveen Advisory Corp. ("NAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

  A description of any other business, profession, vocation or employment of a substantial nature in which the directors or officers, of NAC who serve as officers or directors of the Registrant has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information.

  Such information for the remaining senior officers of NAC appears below:

 Name and Position with   Other Business, Profession, Vocation or Employment During Past
           NAC                                      Two Years
 ----------------------   --------------------------------------------------------------
 John P. Amboian,
  Executive Vice          President of The John Nuveen Company; President of Nuveen
  President.............  Investments, Nuveen Advisory Corp., Nuveen Asset Management,
                          Inc., Nuveen Institutional Advisory Corp., Nuveen Senior Loan
                          Asset Management, Inc., and Executive Vice President and
                          Director of Rittenhouse Financial Services, Inc.

Item 27. Principal Underwriters.

  (a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Money Market Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Taxable Funds Inc. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income

Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and Principal           Positions and Offices        Positions and Offices
Business Address             with Underwriter             with Registrant
-------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,       Chairman of the Board
333 West Wacker Drive        Chief Executive Officer      and Director
Chicago, IL 60606            and Director
John P. Amboian              President                    None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV             Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire            Vice President and Secretary Vice President and
333 West Wacker Drive                                     Assistant Secretary
Chicago, IL 60606
Robert K. Burke              Vice President               None
333 West Wacker Drive
Chicago, Il 60606
Kathleen M. Flanagan         Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President               Vice President and
333 West Wacker Drive                                     Controller
Chicago, IL 60606
Benjamin T. Fulton           Vice President               None
333 West Wacker Drive
Chicago, Il 60606
Richard D. Hughes            Vice President               None
Two Radnor Corporate Center
Radnor, PA 19087
Anna R. Kucinskis            Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President               None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin              Vice President and           Vice President and
333 West Wacker Drive        Assistant Secretary          Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President               None
333 West Wacker Drive
Chicago, IL 60606
Alan J. Williamson           Group President              None
333 West Wacker Drive
Chicago, Il 60606

                                                                 Positions and
Name and Principal           Positions and Offices               Offices
Business Address             with Underwriter                    with Registrant
-----------------------------------------------------------------------------------
Margaret E. Wilson           Vice President and                  None
333 West Wacker Drive        Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28. Location of Accounts and Records.

  Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Articles of Incorporation, By-Laws, minutes of directors and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Chase Global Funds Services Company.

  Chase Global Funds Services Company, 73 Tremont Street, Boston,
Massachusetts 02108 maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Fund.

Item 29. Management Services.

  Not applicable.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to Registration Statement No. 2-84470 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 27th day of October, 2000.

                                     NUVEEN TAXABLE FUNDS INC.

                                            /s/ Gifford R. Zimmerman
                                     ------------------------------------------
                                            Gifford R. Zimmerman, Vice
                                            President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and             October 27, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)
     Timothy R. Schwertfeger     Chairman of the Board,
                                  President and Director
                                  (Principal Executive
                                  Officer)
        Robert P. Bremner        Director
        Lawrence H. Brown        Director
      Anne E. Impellizzeri       Director
         Peter R. Sawers         Director
      William J. Schneider       Director
       Judith M. Stockdale       Director

                                                      /s/ Gifford R. Zimmerman
                                                   By__________________________
                                                         Gifford R. Zimmerman
                                                           Attorney-in-Fact

                                                         October 27, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the directors of the Registrant has been executed and is filed as an exhibit to this Registration Statement.

NUVEEN Investments

--------------------------------------------------------------------------------

Dividend and Growth Fund

                ----------------------------------------------------------------
                  ANNUAL REPORT  JUNE 30, 2000
--------------------------------------------------------------------------------

A balanced portfolio of bonds and stocks for investors seeking attractive income with an opportunity for capital growth.


                             [PHOTOS APPEAR HERE]

     Contents

  1  Dear Shareholder

  3  Nuveen Dividend and Growth Fund

  7  Portfolio of Investments

 10  Statement of Net Assets

 11  Statement of Operations

 12  Statement of Changes in Net Assets

 13  Notes to Financial Statements

 17  Financial Highlights

 18  Report of Independent Public Accountants

 21  Fund Information

DEAR

Shareholder,


[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board


"At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations."

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource   As you face some of the most important, lasting decisions
you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

                                                           ANNUAL REPORT  page 1

"We are continuously reviewing our product and services to ensure your Nuveen investments benefit from the highest levels of efficiency and effectiveness."

Fund News   Recently, you should have received a letter from us announcing the closing of the Nuveen Dividend and Growth Fund. As we stated in the letter, we are continuously reviewing our product and services to ensure your Nuveen investments benefit from the highest levels of efficiency and effectiveness. This review recently revealed that while Nuveen Dividend and Growth Fund has provided attractive performance, its objective has remained out of favor in the current market environment. Unfortunately, this has meant the fund has been unable to achieve a self-sustaining asset level.

     I'd like to take this opportunity to encourage you to speak to your financial advisor about the investment options detailed for you in that letter and to thank you for your continued trust.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 18, 2000

ANNUAL REPORT  page 2

NUVEEN DIVIDEND AND GROWTH FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Dividend and Growth Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended June 30, 2000, we spoke with Portfolio Manager Rick Huber.

Q The U.S. Treasury in late 1999 made a historical announcement that it would begin a buyback of its own bond issues beginning in 2000. Why was this announcement so significant, and how did it affect the economic environment and the fund?

RICK The announcement triggered a surge in demand for Treasury bonds, raising prices and causing a drop in yields. It represented the first time in 70 years that the government has repurchased national debt and was driven by the economy's record growth and unparalleled tax receipts.

      The government's plan is to reduce the issuance of its long-term debt by as much as $30 billion this year. That was a magnitude that took many by surprise, including us. So dramatic was the 30-year bond's resulting drop in supply, in fact, that it will likely lose its status as a recognized benchmark due to its lower liquidity. Instead, the 10-year Treasury bond may be the new benchmark for markets and investors.

      Treasuries had underperformed other bond categories throughout 1999; then, within about three to four weeks beginning in January, they completely turned around.

      Although we were caught off guard by the announcement, we sold several securities back to the government and used the proceeds of the sales to purchase Fannie Mae and Freddie Mac bonds, which are issued by U.S. government-sponsored agencies.

      These securities are expected to become a new benchmark for the government bond market in the future, due in part to their affiliation with the government, as well as the anticipated reduction in Treasury bond issuance. We expect they'll provide the fund with higher levels of income, which may help support the fund's distribution yield.

      Agency mortgage securities also were attractive because they were less sensitive to increases in interest rates (because of their shorter nature) than were long-term Treasury bonds.

Q The consistent theme throughout Nuveen Dividend and Growth Fund's fiscal year was the Federal Reserve's effort to put the brakes on economic growth and stymie inflation--an effort that meant five interest rate increases during the period. How did that environment affect the fund?

RICK The Fed's series of interest rate hikes, aimed at trying to cool off the economy, predictably caused a slowdown in the bond markets. Interestingly, the surging economy and scant signs of inflation sparked a renewed confidence from investors that buoyed the bond markets. It seemed to indicate a belief on the part of investors that the Fed's continued interest rate increases may not happen as aggressively as once thought.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Dividend and Growth Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

     "For the fund's fiscal year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials."

      The fund reported a total return of -2.75% for the fiscal year ended June 30, 2000. It also provided investors with a 5.32% distribution rate, and a 5.65% 30-day SEC yield at June 30, 2000./1/

      Prior to the Treasury announcement, we had been following a strategy that anticipated a tightening yield spread between Treasury bonds and corporate bonds. A tightening spread would have involved lower yields and therefore rising prices on corporate bonds. However, Treasuries also experienced rising prices and falling yields, so the gap did not narrow as we had expected.

Q This was the first full fiscal year the fund operated as a growth and income fund, having previously been a utility fund. The addition of the capital growth potential was to help reduce the effects of inflation on the fund. How did you manage the equity portion of the portfolio?

RICK We maintained an allocation of 33% common stock within the portfolio, continuing our focus on defensive sectors such as utilities and real estate investment trusts.

      We also focused on selected opportunities for earnings growth when this could be found at relatively inexpensive valuations. Several healthcare, financial and telecommunications companies fit this profile well.

     We maintained a significant exposure to leading companies in the natural gas, energy distribution and oil industries, rounding out the portfolio with diversified multi-national manufacturers such as Tyco International and Eaton Corporation.

NUVEEN DIVIDEND AND GROWTH FUND

Top Five Industries

Electric                 18.6%
------------------------------
Telecommunications       15.3%
------------------------------
Natural Gas              13.1%
------------------------------
Healthcare Products      11.3%
------------------------------
Manufacturing             8.9%
------------------------------

As a percentage of total common stocks as of June 30, 2000. Holdings are subject to change.

Q During short periods throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

RICK Value stocks showed definite promise during the fund's fiscal year. The wide variances in sector performance, the result of the Fed's interest rate policy, were mostly to blame for the inability of value stocks to consistently stay in favor.

      As the Fed raised interest rates, value stocks returned to favor. However, the perceived slowdown in the economy -- the result of the Fed's moves -- brought growth stocks back from their precipitous decline.

      For the fund's fiscal year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's fiscal year, compared to the S&P/Barra Value Index/2/ (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period, to demonstrate my point.

      Remember that the market has been very concentrated: a large proportion of the returns -- and losses -- of the S&P 500 has been due to select technology stocks in the index.

1 The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

2 The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index.
  In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The index is not available for direct investment.

ANNUAL REPORT  page 4

Q Seems like the equity market suffered from a split personality -- value versus growth and "old economy" versus "new economy." What do you believe was the psychological effect on investors?

RICK There was a marked difference in sentiment between the second half of 1999 and the first half of 2000. Those invested in the market learned an important lesson -- company earnings do matter, even in the so-called "new economy."

      Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on. Although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index, generally made up of "old economy" stocks, was down 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index, which was down 2.46% for the same period.*

Q With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

RICK The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions.

      The market correction and retrenchment was a good thing, in our opinion. We think the market will be able to refocus on cyclical and value-oriented stocks, and we will continue to concentrate on those that are selling at reasonable prices and that exhibit a catalyst for a turnaround.

      We expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year.

      We have begun to turn our attention, also, to what we believe is an attractive corporate bond market. Issuance has increased and our research team is evaluating many new deals coming to market. Our emphasis is on industries such as financial services, insurance, healthcare and energy.

    "Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on."

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

                                                           ANNUAL REPORT  page 5

NUVEEN DIVIDEND AND GROWTH FUND

Fund Spotlight as of June 30, 2000

Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Yield Curve The yield curve describes the relationship between the yield on a given type of debt and the maturity of that debt.


Quick Facts
                        A Shares      B Shares     C Shares    R Shares
NAV                       $12.40        $12.44       $12.37      $12.45
-----------------------------------------------------------------------
Fund Symbol                  N/A           N/A          N/A         N/A
-----------------------------------------------------------------------
CUSIP                  67067B104     67067B203    67067B302   67067B401
-----------------------------------------------------------------------
Inception Date              8/83         12/98         7/93       12/98
-----------------------------------------------------------------------

Total Returns as of 6/30/00 (Annualized)+

                    A Shares            B Shares         C Shares    R Shares
                NAV        Offer     w/o CDSC   w/CDSC      NAV         NAV
1-Year         -2.75%     -8.35%     -3.53%     -7.23%     -3.44%      -2.46%
-----------------------------------------------------------------------------
5-Year          9.56%      8.28%      8.80%      8.66%      8.87%       9.73%
-----------------------------------------------------------------------------
10-Year         8.09%      7.45%      7.45%      7.45%      7.40%       8.18%
-----------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

Yields

                         A Shares       B Shares    C Shares    R Shares
                       NAV     Offer    w/o CDSC      NAV         NAV
30-Day SEC Yield      5.65%    5.33%      4.90%       4.90%       5.91%
------------------------------------------------------------------------
Distribution Rate*    5.32%    5.02%      4.58%       4.56%       5.59%
------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

                                                     Lehman
            Nuveen Dividend    Nuveen Dividend    Brothers U.S.    S&P
              and Growth         and Growth        Aggregate       500
             Fund (Offer)        Fund (NAV)        Bond Index     Index
6/1990         $ 9,425            $10,000            $10,000     $10,000
6/1991         $ 9,320            $ 9,889            $11,070     $10,740
6/1992         $10,692            $11,344            $12,624     $12,181
6/1993         $12,386            $13,140            $14,112     $13,839
6/1994         $11,539            $12,243            $13,928     $14,033
6/1995         $13,009            $13,803            $15,676     $17,686
6/1996         $14,937            $15,849            $16,460     $22,281
6/1997         $16,414            $17,416            $17,803     $30,009
6/1998         $19,588            $20,783            $19,680     $39,055
6/1999         $21,114            $22,403            $20,296     $47,944
6/2000         $20,532            $21,785            $21,222     $51,419

     Nuveen Dividend and Growth Fund (Offer) $20,532

     Nuveen Dividend and Growth Fund (NAV) $21,785

     Lehman Brothers U.S. Aggregate Bond Index $21,222

     S&P 500 Index $51,419

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses. An index is not available for direct investment.

Portfolio Statistics

Total Net Assets            $20.5 million
-----------------------------------------
Beta                                 0.23
-----------------------------------------
Average Market
Capitalization (stocks)       $25 billion
-----------------------------------------
Average P/E                          18.8
-----------------------------------------
Common Stocks                          30
-----------------------------------------
Average Duration (bonds)             4.42
-----------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Corporate Bonds..........  27%
U.S. Government and
Agency Obligations.......  30%
Common Stock.............  33%
Preferred Stock..........   9%
Taxable Municipal Bonds..   1%

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

               Portfolio of Investments
               Nuveen Dividend and Growth Fund
               June 30, 2000



                                                                        Market
       Shares    Description                                             Value
------------------------------------------------------------------------------
                 COMMON STOCKS - 36.9%

                 Basic Materials - 0.3%

       15,000    USEC Inc.                                          $   69,375
------------------------------------------------------------------------------
                 Capital Goods - 2.9%

        5,000    General Dynamics Corporation                          261,250
        3,000    Honeywell International Inc.                          101,063
        5,000    Tyco International Ltd.                               236,875
------------------------------------------------------------------------------
                 Consumer Cyclicals - 1.4%

        5,000    Eastman Kodak Company                                 297,500
------------------------------------------------------------------------------
                 Consumer Staples - 1.8%

        5,000    Cardinal Health, Inc.                                 370,000
------------------------------------------------------------------------------
                 Energy - 4.9%

        5,000    Chevron Corporation                                   424,063
        5,000    Valero Energy Corporation                             158,750
       10,000    The Williams Companies, Inc.                          416,875
------------------------------------------------------------------------------
                 Financials - 6.1%

        9,500    Boston Properties, Inc.                               366,938
       10,000    Camden Property Trust                                 293,750
        5,000    Mellon Financial Corporation                          182,188
        2,000    J.P. Morgan & Co. Incorporated                        220,250
        5,000    Wells Fargo & Company                                 193,750
------------------------------------------------------------------------------
                 Healthcare - 2.5%

        3,000    Abbott Laboratories                                   133,688
        5,000    Baxter International Inc.                             351,563
        1,000    Edwards Lifesciences Corporation                       18,500
------------------------------------------------------------------------------
                 Technology - 1.6%

        5,000    Eaton Corporation                                     335,000
------------------------------------------------------------------------------
                 Utilities - 15.4%

        6,000    AT&T Corp.                                            189,750
       10,000    CMS Energy Corporation                                221,250
        6,000    CP&L, Energy, Inc.                                    191,625
        5,000    DTE Energy Company                                    152,813
        7,500    Duke Energy Corporation                               422,813
        5,000    El Paso Energy Corporation                            254,688
        5,000    Enron Corp.                                           322,500
        5,000    GTE Corporation                                       311,250
       10,000    NiSource Inc.                                         186,250
       10,000    The Southern Company                                  233,125
        5,000    US West, Inc.                                         428,750
        5,000    WorldCom, Inc.                                        229,375
------------------------------------------------------------------------------
                 Total Common Stocks (cost $7,349,591)               7,575,567
                 -------------------------------------------------------------

               Portfolio of Investments
               Nuveen Dividend and Growth Fund (continued)
               June 30, 2000


                                                                        Market
       Shares    Description                                             Value
------------------------------------------------------------------------------
                 PREFERRED STOCKS - 9.3%

                 Consumer Staples - 2.4%

       20,000    MediaOne Financial Trust III (9.040%)              $  501,250
------------------------------------------------------------------------------
                 Energy - 2.0%

       20,000    Equitable Resources, Incorporated (7.350%)            411,250
------------------------------------------------------------------------------
                 Utilities - 4.9%

       10,000    CMS Energy Corporation (8.750%)                       280,000
       13,500    Coastal Finance I, The Coastal Corporation (8.375%)   306,281
       18,300    TransCanada Pipeline Ltd. (8.250%)                    410,606
------------------------------------------------------------------------------
                 Total Preferred Stocks (cost $2,221,438)            1,909,387
                 -------------------------------------------------------------

    Principal                                                                              Optional Call                     Market
 Amount (000)    Description                                                                 Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS - 29.1%

                 Capital Goods - 1.9%

       $  525    Interpool Capital Trust, 9.875%, 2/15/27                                   No Opt. Call        BBB-        386,360
-----------------------------------------------------------------------------------------------------------------------------------
                 Energy - 3.5%

          750    PDVSA Finance Limited, 9.375%, 11/15/07                                    No Opt. Call          A3        720,582
-----------------------------------------------------------------------------------------------------------------------------------
                 Financials - 9.3%

          500    Commercial Mortgage Asset Trust, Series 99C1-A3, 6.640%,                   No Opt. Call         AAA        471,941
                  9/17/10 (Mandatory put 1/17/08)
        1,000    Morgan Stanley Capital I Incorporated, Commercial Mortgage                 No Opt. Call          AA        949,542
                  Pass Through Certificates, Series 1999-RM1, 6.810%, 12/15/31
          500    United Dominion Realty Trust, 7.600%, 1/25/02                              No Opt. Call         BBB        491,219
-----------------------------------------------------------------------------------------------------------------------------------
                 Healthcare - 4.6%

                 Columbia/HCA Healthcare Corporation:
          500     6.870%, 9/15/03                                                           No Opt. Call         BB+        462,867
          500     6.630%, 7/15/45 (Mandatory put 7/15/02)                                   No Opt. Call         BB+        477,802
-----------------------------------------------------------------------------------------------------------------------------------
                 Technology - 2.4%

          500    Williams Communications Group, Senior Note, 10.700%, 10/01/07              No Opt. Call         BB-        498,750
-----------------------------------------------------------------------------------------------------------------------------------
                 Transportation - 2.1%

          500    Windsor Petroleum Transportation Corporation, Unsecured Note,              No Opt. Call        Baa3        422,500
                  7.840%, 1/15/21
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities - 5.3%

        1,000    AES China Generation Limited, 10.125%, 12/15/06                        12/01 at 105 1/1         BB-        637,500
          500    Monterrey Powers S.A., 9.625%, 11/15/09                                    No Opt. Call         Ba1        461,250
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Corporate Bonds (cost $6,303,454)                                                                  5,980,313
                 ------------------------------------------------------------------------------------------------------------------
                 TAXABLE MUNICIPAL BONDS - 1.2%

          250    County of Cattaraugus, Industrial Development Agency,                      No Opt. Call         N/R        252,808
                  Industrial Development Revenue Bonds, Series 1999B (Laidlaw
                  Energy and Environmental, Inc. Project), 12.500%, 7/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Taxable Municipal Bonds (cost $250,000)                                                              252,808
                 ------------------------------------------------------------------------------------------------------------------

    Principal                                                                              Optional Call                     Market
 Amount (000)    Description                                                                 Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.7%
                 Federal Home Loan Mortgage Corporation - 6.9%
       $  500     5.750%, 3/15/09                                                           No Opt. Call         Aaa    $   454,726
          500     6.625%, 9/15/09                                                           No Opt. Call         Aaa        483,015
          500     7.000%, 7/01/30 (WI)                                                      No Opt. Call         Aaa        485,000
------------------------------------------------------------------------------------------------------------------------------------
                 Federal National Mortgage Association - 11.9%
          500     6.375%, 6/15/09                                                           No Opt. Call         Aaa        473,834
          500     7.000%, 7/01/15 (WI)                                                      No Opt. Call         Aaa        490,625
          500     8.000%, 7/01/30 (WI)                                                      No Opt. Call         Aaa        502,188
        1,000     7.500%, 7/01/30 (WI)                                                      No Opt. Call         Aaa        985,625
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds/ Notes - 13.9%
        1,000     7.500%, 5/15/02                                                           No Opt. Call         AAA      1,018,750
          500     5.750%, 11/30/02                                                          No Opt. Call         AAA        492,810
          500     9.875%, 11/15/15                                                          No Opt. Call         AAA        677,652
          500     9.125%, 5/15/18                                                           No Opt. Call         Aaa        652,500
------------------------------------------------------------------------------------------------------------------------------------
                 Total U.S. Government and Agency Obligations (cost $6,721,784)                                           6,716,725
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $22,846,267) - 109.2%                                                           22,434,800
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - (9.2)%                                                                  (1,886,813)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $20,547,987
                 ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               Nuveen Dividend and Growth Fund
               June 30, 2000


----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $22,846,267)                                                              $22,434,800
Receivables:
  Dividends and interest                                                                                                   244,999
  Fund manager                                                                                                             223,299
  Investments sold                                                                                                         868,640
  Shares sold                                                                                                                1,064
Other assets                                                                                                                 6,163
----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      23,778,965
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                             502,602
Payables:
  Investments purchased                                                                                                  2,459,530
  Shares redeemed                                                                                                          142,070
Accrued expenses:
  12b-1 distribution and service fees                                                                                        7,572
  Other                                                                                                                     79,018
Dividends payable                                                                                                           40,186
----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                  3,230,978
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $20,547,987
==================================================================================================================================
Class A Shares
Net assets                                                                                                             $14,999,756
Shares outstanding                                                                                                       1,209,670
Net asset value and redemption price per share                                                                         $     12.40
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)              $     13.16
==================================================================================================================================
Class B Shares
Net assets                                                                                                             $   700,446
Shares outstanding                                                                                                          56,288
Net asset value, offering and redemption price per share                                                               $     12.44
==================================================================================================================================
Class C Shares
Net assets                                                                                                             $ 4,699,911
Shares outstanding                                                                                                         379,997
Net asset value, offering and redemption price per share                                                               $     12.37
==================================================================================================================================
Class R Shares
Net assets                                                                                                             $   147,874
Shares outstanding                                                                                                          11,881
Net asset value, offering and redemption price per share                                                               $     12.45
==================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Operations
               Nuveen Dividend and Growth Fund
               Year Ended June 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                                              $   467,548
Interest                                                                                                                   988,176
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                  1,455,724
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                            166,147
12b-1 service fees - Class A                                                                                                41,179
12b-1 distribution and service fees - Class B                                                                                4,048
12b-1 distribution and service fees - Class C                                                                               51,824
Shareholders' servicing agent fees and expenses                                                                             35,058
Custodian's fees and expenses                                                                                               51,348
Directors' fees and expenses                                                                                                 5,347
Professional fees                                                                                                          104,686
Shareholders' reports - printing and mailing expenses                                                                      184,347
Federal and state registration fees                                                                                         74,046
Other expenses                                                                                                               1,104
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                       719,134
  Custodian fee credit                                                                                                      (5,777)
  Expense reimbursement                                                                                                   (407,103)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                               306,254
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    1,149,470
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                                                     (661,592)
Net change in unrealized appreciation or depreciation of investments                                                    (1,233,199)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                        (1,894,791)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                                  $  (745,321)
===================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets
               Nuveen Dividend and Growth Fund

                                                                                                         Year Ended    Year Ended
                                                                                                            6/30/00       6/30/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                   $ 1,149,470   $ 1,134,929
Net realized gain (loss) from investment transactions                                                      (661,592)    2,285,326
Net change in unrealized appreciation or depreciation of investments                                     (1,233,199)   (1,606,116)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                      (745,321)    1,814,139
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                                                  (843,742)     (920,884)
  Class B                                                                                                   (17,300)       (2,050)
  Class C                                                                                                  (224,815)     (224,267)
  Class R                                                                                                    (4,927)         (222)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                (1,090,784)   (1,147,423)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                                          2,055,183     1,555,679
Net proceeds from shares issued to shareholders due to reinvestment of distributions                        465,767       487,743
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          2,520,950     2,043,422
Cost of shares redeemed                                                                                  (4,045,196)   (4,521,241)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                                       (1,524,246)   (2,477,819)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                    (3,360,351)   (1,811,103)
Net assets at the beginning of year                                                                      23,908,338    25,719,441
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                           $20,547,987   $23,908,338
==================================================================================================================================
Balance of undistributed net investment income at the end of year                                       $    58,708   $        22
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Dividend and Growth Fund (the "Fund") is a series of Nuveen Taxable Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in fixed-income securities with varying maturities. The balance of the Fund's assets will be invested primarily in stocks of established, well-known companies. The Fund will seek capital appreciation as a secondary objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices used to value fixed-income securities in the Portfolio of Investments are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2000, the Fund had outstanding when-issued purchase commitments of $2,459,530.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund is authorized to issue Class A, B, C and R Shares, but did not offer Class B and R Shares until December 31, 1998. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specific classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                      Year Ended                Year Ended
                                                                                        6/30/00                   6/30/99
                                                                                -----------------------   ------------------------
                                                                                  Shares         Amount     Shares         Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                         60,751    $   766,367     66,653    $   883,172
  Class B                                                                         44,400        558,135     13,296        176,327
  Class C                                                                         45,956        587,973     35,449        472,476
  Class R                                                                         11,249        142,708      1,740         23,704
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                         28,006        355,210     29,171        385,324
  Class B                                                                            637          8,039         92          1,247
  Class C                                                                          7,812         98,833      7,670        101,071
  Class R                                                                            292          3,685          7            101
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 199,103      2,520,950    154,078      2,043,422
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                       (241,305)    (3,026,505)  (266,084)    (3,512,768)
  Class B                                                                         (2,137)       (26,964)        --             --
  Class C                                                                        (78,300)      (974,172)   (76,693)    (1,008,473)
  Class R                                                                         (1,407)       (17,555)        --             --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                (323,149)    (4,045,196)  (342,777)    (4,521,241)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                         (124,046)   $(1,524,246)  (188,699)   $(2,477,819)
==================================================================================================================================

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on August 1, 2000, to shareholders of record on July 7, 2000, as follows:

-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                $.0550
  Class B                                                                 .0475
  Class C                                                                 .0470
  Class R                                                                 .0580
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the fiscal year ended June 30, 2000, were as follows:

-------------------------------------------------------------------------------
Purchases:
  Investment securities                                             $11,946,815
  U.S. Government and agency obligations                             31,677,304
  Short-term investments                                             38,707,354
Sales:
  Investment securities                                              17,433,222
  U.S. Government and agency obligations                             25,424,971
  Short-term investments                                             39,750,000
===============================================================================

At June 30, 2000, the identified cost of investments owned for federal income tax purposes was $23,291,117. Net unrealized depreciation for federal income tax purposes aggregated $856,317 of which $1,111,589 related to appreciated securities and $1,967,906 related to depreciated securities.

At June 30, 2000, the Fund had unused capital loss carryforwards of $1,647,038 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,403,660 of the carryforward will expire in the year 2003 and $243,378 will expire in the year 2008.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                         .7500 of 1%
For the next $125 million                                          .7375 of 1
For the next $250 million                                          .7250 of 1
For the next $500 million                                          .7125 of 1
For the next $1 billion                                            .7000 of 1
For net assets over $2 billion                                     .6750 of 1
===============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2001, in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 2000, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $4,300, of which approximately $3,700 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2000, the Distributor compensated authorized dealers with approximately $19,600 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2000, the Distributor retained approximately $16,700 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,100 of CDSC on share redemptions during the fiscal year ended June 30, 2000.

6. Composition of Net Assets

At June 30, 2000, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $22,992,634
Balance of undistributed net investment income                           58,708
Accumulated net realized gain (loss) from investment transactions    (2,091,888)
Net unrealized appreciation (depreciation) of investments              (411,467)
--------------------------------------------------------------------------------
Net assets                                                          $20,547,987
================================================================================

7. Subsequent Event

On July 24, 2000, the Board of Directors of the Fund approved the closure of the Fund. After the close of business on August 31, 2000, the Fund will be closed to new shareholders. Current shareholders will be encouraged to exchange their shares, and at the close of business on October 31, 2000, John Nuveen & Co., Incorporated will begin to liquidate any remaining open accounts in the Fund and distribute final dividends. As a result, the Fund will change its basis of accounting to the liquidation basis. Adoption of the liquidation basis of accounting will have no material effect on the financial statements of the Fund as assets and liabilities are already stated at fair value.

              Financial Highlights

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
June 30,                Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (8/83)
   2000                $13.43     $.68      $(1.06)    $(.38)    $(.65)   $   --     $(.65)   $12.40        (2.75)%
   1999                 13.06      .63         .38      1.01      (.64)       --      (.64)    13.43         7.80
   1998                 11.51      .61        1.57      2.18      (.63)       --      (.63)    13.06        19.32
   1997                 11.09      .66         .40      1.06      (.64)       --      (.64)    11.51         9.89
   1996                 10.24      .64         .85      1.49      (.64)       --      (.64)    11.09        14.82
Class B (12/98)
   2000                 13.47      .61       (1.09)     (.48)     (.55)       --      (.55)    12.44        (3.53)
   1999 (d)             13.64      .37        (.32)      .05      (.22)       --      (.22)    13.47          .40
Class C (7/93)
   2000                 13.39      .58       (1.05)     (.47)     (.55)       --      (.55)    12.37        (3.44)
   1999                 13.03      .54         .37       .91      (.55)       --      (.55)    13.39         7.06
   1998                 11.49      .55        1.56      2.11      (.57)       --      (.57)    13.03        18.65
   1997                 11.08      .61         .38       .99      (.58)       --      (.58)    11.49         9.25
   1996                 10.24      .58         .84      1.42      (.58)       --      (.58)    11.08        14.15
Class R (12/98)
   2000                 13.48      .74       (1.09)     (.35)     (.68)       --      (.68)    12.45        (2.46)
   1999 (d)             13.64      .42        (.30)      .12      (.28)       --      (.28)    13.48          .83
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                             Ratio of      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
June 30,              (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (8/83)
   2000             $15,000      3.05%     3.52%      1.22%     5.35%      1.19%     5.37%        192%
   1999              18,289      1.71      4.39       1.35      4.75       1.34      4.76         109
   1998              20,013      1.35      4.92       1.34      4.93       1.34      4.93         101
   1997              20,157      1.54      5.41        .98      5.97        .98      5.97         128
   1996              25,010      1.45      5.35        .98      5.82        .98      5.82         115
Class B (12/98)
   2000                 700      4.63      2.17       1.96      4.83       1.94      4.86         192
   1999 (d)             180      2.68*     4.83*      1.93*     5.59*      1.91*     5.60*        109
Class C (7/93)
   2000               4,700      3.76      2.81       1.97      4.60       1.94      4.63         192
   1999               5,416      2.36      3.74       2.00      4.11       1.99      4.12         109
   1998               5,707      1.90      4.38       1.89      4.39       1.89      4.39         101
   1997               5,555      2.09      4.91       1.53      5.47       1.53      5.47         128
   1996               6,302      2.00      4.79       1.52      5.27       1.52      5.27         115
Class R (12/98)
   2000                 148      3.50      3.34        .96      5.87        .94      5.90         192
   1999 (d)              24      1.67*     5.62*       .90*     6.39*       .88*     6.41*        109
======================================================================================================

 *   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

Report of Independent Public Accountants





To the Board of Directors and Shareholders of Nuveen Dividend and Growth Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of the Nuveen Dividend and Growth Fund (the "Fund") (one of the series constituting the Nuveen Taxable Funds Inc. (a Maryland corporation)) as of June 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Dividend and Growth Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 23, 2000

                                     Notes
                                     -----

                                     Notes
                                     -----

Fund Information






Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors For Generations

--------------------------------------------------------------------------------

A 100-Year Tradition of Quality Investments

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN Investments


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                 EXHIBIT INDEX

                                                                   Sequentially
  Exhibit                                                            Numbered
  Number                          Exhibit                              Page
  -------                         -------                          ------------
     d.9   Renewal of Investment Management Agreement dated June
           1, 2000.
     e.8   Renewal of Distribution Agreement dated July 31,
           2000.
     i.1   Opinion of Morgan Lewis & Bockius LLP.
     j.    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 99(a).    Powers of Attorney.
 99(b).    Certified copy of Resolution of Board of Directors
           authorizing the signing of the names of directors and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.
 99(c).    Code of Ethics and Reporting Requirements.